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                                                                   Exhibit 10.39

                                                               EXECUTION VERSION

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                            TRUST AGREEMENT [N288SK]

                            Dated as of June 5, 2001

                                     Between

                           MITSUI & CO (U.S.A.), INC.

                                       And

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

                       ----------------------------------

                      One Embraer Model ERJ-145LR Aircraft
                    Bearing Manufacturer's Serial No. 145461
                     United States Registration Mark N288SK

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                                TABLE OF CONTENTS

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                                    ARTICLE I

DEFINITIONS........................................................................................1

                                   ARTICLE II

DECLARATION OF TRUST.............................................................................. 1

                                   ARTICLE III

AUTHORIZATION; CONDITIONS PRECEDENT................................................................1

Section 3.01      AUTHORIZATION....................................................................1
Section 3.02      CONDITIONS PRECEDENT.............................................................2
Section 3.03      AUTHORIZATION IN RESPECT OF A REPLACEMENT AIRFRAME OR REPLACEMENT ENGINES....... 2
Section 3.04      TRUST AGREEMENT REMAINING IN FULL FORCE AND EFFECT...............................3
Section 3.05      AUTHORIZATION IN RESPECT OF RETURN OF AN ENGINE..................................3

                                   ARTICLE IV

                            RECEIPT, DISTRIBUTION AND
APPLICATION OF INCOME FROM THE TRUST ESTATE........................................................3

Section 4.01      PAYMENTS FROM TRUST ESTATE ONLY..................................................3
Section 4.02      DISTRIBUTION OF PAYMENTS.........................................................3
Section 4.03      METHOD OF PAYMENTS...............................................................4

                                    ARTICLE V

DUTIES OF OWNER TRUSTEE............................................................................4

Section 5.01      NOTICE OF EVENT OF DEFAULT.......................................................4
Section 5.02      ACTION UPON INSTRUCTIONS.........................................................4
Section 5.03      LIMITATIONS ON DUTIES............................................................5
Section 5.04      NO DUTIES EXCEPT AS SPECIFIED; NO ACTION EXCEPT AS SPECIFIED.....................5
Section 5.05      SATISFACTION OF CONDITIONS PRECEDENT.............................................5
Section 5.06      FIXED INVESTMENT TRUST...........................................................6
Section 5.07      LIMITED PURPOSE..................................................................6
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                                   ARTICLE VI

OWNER TRUSTEE......................................................................................6

Section 6.01      ACCEPTANCE OF TRUSTS AND DUTIES..................................................6
Section 6.02      ABSENCE OF CERTAIN DUTIES........................................................6
Section 6.03      NO REPRESENTATIONS OR WARRANTIES AS TO CERTAIN MATTERS...........................7
Section 6.04      NO SEGREGATION OF MONIES; INTEREST...............................................7
Section 6.05      RELIANCE UPON CERTIFICATES, COUNSEL AND AGENTS...................................7
Section 6.06      NOT ACTING IN INDIVIDUAL CAPACITY................................................8
Section 6.07      FEES; COMPENSATION...............................................................8
Section 6.08      TAX RETURNS......................................................................8
Section 6.09      REPRESENTATIONS AND COVENANTS OF OWNER TRUSTEE AND WFB...........................8

                                   ARTICLE VII

INDEMNIFICATION OF WFB BY BENEFICIARY.............................................................10

                                  ARTICLE VIII

TRANSFER OF BENEFICIARY'S INTEREST................................................................11

Section 8.01      TRANSFER OF INTEREST............................................................11

                                   ARTICLE IX

SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES.............................................................11

Section 9.01      RESIGNATION OF OWNER TRUSTEE; APPOINTMENT OF SUCCESSOR..........................11
Section 9.02      CO-TRUSTEES AND SEPARATE TRUSTEES...............................................12

                                    ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS TO
TRUST AGREEMENT AND OTHER DOCUMENTS...............................................................13

Section 10.01     SUPPLEMENTS AND AMENDMENTS AND DELIVERY THEREOF.................................13
Section 10.02     DISCRETION AS TO EXECUTION OF DOCUMENTS.........................................13
Section 10.03     ABSENCE OF REQUIREMENTS AS TO FORM..............................................13
Section 10.04     DISTRIBUTION OF DOCUMENTS.......................................................13
Section 10.05     NO REQUEST NEEDED AS TO LEASE SUPPLEMENT........................................14
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                                   ARTICLE XI

CERTAIN LIMITATIONS...............................................................................14

Section 11.01     LIMITATIONS ON CONTROL .........................................................14
Section 11.02     DISCRETION AND ACTIONS OF OWNER TRUSTEE.........................................14
Section 11.03     PAYMENTS........................................................................15
Section 11.04     OWNER TRUSTEE ACTS AS TRUSTEE...................................................15

                                   ARTICLE XII

MISCELLANEOUS.....................................................................................15

Section 12.01     TERMINATION OF TRUST AGREEMENT..................................................15
Section 12.02     TERMINATION AT OPTION OF BENEFICIARY............................................15
Section 12.03     BENEFICIARY HAS NO LEGAL TITLE IN TRUST ESTATE..................................16
Section 12.04     ASSIGNMENT, SALE, ETC., OF AIRCRAFT.............................................16
Section 12.05     TRUST AGREEMENT FOR BENEFIT OF CERTAIN PARTIES ONLY.............................16
Section 12.06     NOTICES.........................................................................16
Section 12.07     SEVERABILITY....................................................................16
Section 12.08     WAIVERS, ETC....................................................................16
Section 12.09     COUNTERPARTS....................................................................16
Section 12.10     BINDING EFFECT, ETC.............................................................16
Section 12.11     HEADINGS; REFERENCES............................................................16
Section 12.12     GOVERNING LAW...................................................................17
Section 12.13     ADMINISTRATION OF TRUST.........................................................17
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                            TRUST AGREEMENT [N288SK]

     This TRUST AGREEMENT [N288SK] dated as of June 5, 2001, between MITSUI & CO. (U.S.A.), INC., a New York corporation ("BENEFICIARY"), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "WFB" and otherwise not in its individual capacity but solely as trustee hereunder, "OWNER TRUSTEE").

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in the Aircraft Lease Agreement [N288SK] dated June 5, 2001 (the "LEASE") between Owner Trustee and Chautauqua Airlines, Inc. (the "LESSEE").

                                   ARTICLE II

                              DECLARATION OF TRUST

     WFB hereby declares that it will hold the Trust Estate as Owner Trustee upon the trusts hereinafter set forth for the use and benefit of Beneficiary, subject, however, to the provisions of the Lease and the other Operative Documents. This Trust Agreement is not intended by the Beneficiary to create, and the trust created hereby is not intended by the Beneficiary and the other parties interested herein to constitute a business trust for the purposes of the Bankruptcy Code.

     The Owner Trustee and the trust created hereunder shall not engage in any business other than, and its purpose shall be restricted to, the ownership, leasing, operation and financing, if any, of the Aircraft and Engines and any other lawful act or activity reasonably incidental thereto (which shall include pledging of the Trust Estate to secure indebtedness of the Lessor to the extent required in connection with any financing of the Aircraft).

                                   ARTICLE III

                       AUTHORIZATION; CONDITIONS PRECEDENT

     Section 3.01 AUTHORIZATION. In respect of the Aircraft, Beneficiary hereby authorizes and directs Owner Trustee to, and Owner Trustee agrees for the benefit of Beneficiary that it will, on and after the Delivery Date, subject (except with respect to Section 3.01(a)) to due compliance with the terms of
Section 3.02:

          (a) execute and deliver the Lease and the other Operative Documents to which it is a party (in the respective forms in which they are delivered from time to time by Beneficiary to Owner Trustee);

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          (b) subject to the terms of this Trust Agreement, (i) exercise its rights and perform its duties under the Operative Documents to which it is a party and (ii) exercise the rights and perform the duties of Lessor under the Lease;

          (c) purchase the Aircraft pursuant to the Purchase Agreement;

          (d) accept from Seller the delivery of the Aircraft, the bill of sale specified in the Purchase Agreement and the invoice, if any, with respect to such Aircraft;

          (e) effect the registration of the Aircraft with the FAA in the name of Owner Trustee by filing or causing to be filed with the FAA: (i) the bill of sale referred to in paragraph (d) above; (ii) an aircraft registration application in the name of Owner Trustee (including, without limitation, an affidavit from Owner Trustee in compliance with the provisions of Section 47.7(c)(2) of the FARs); and (iii) this Trust Agreement;

          (f) make payment of the Purchase Price for the Aircraft from the aggregate amount of funds contributed by Beneficiary therefor, if any; and

          (g) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the direction of Beneficiary, as Beneficiary may deem necessary or advisable in connection with the transactions contemplated by this Trust Agreement and the other Operative Documents.

          (h) immediately after the delivery of the Aircraft to the Owner Trustee, cause the Aircraft to be leased to Lessee under the Lease; and

          (i) execute and deliver a Lease Supplement covering the Aircraft.

     Section 3.02 CONDITIONS PRECEDENT. The rights and obligations of Owner Trustee to take the actions required by Section 3.01 shall be subject to the Beneficiary having notified Owner Trustee that the terms and conditions of
Section 8(a) of the Purchase Agreement, insofar as they relate to conditions precedent to performance by Beneficiary of its obligations thereunder, have been either fulfilled to the satisfaction of, or waived by, Beneficiary. Beneficiary shall, by instructing Owner Trustee in writing to release the full amount of the funds provided by it, if any, then held by Owner Trustee, be deemed to have found satisfactory to it, or waived, all such conditions precedent.

     Section 3.03 AUTHORIZATION IN RESPECT OF A REPLACEMENT AIRFRAME OR REPLACEMENT ENGINES. The Owner Trustee agrees for the benefit of the Beneficiary that, upon the receipt by a Responsible Officer of Owner Trustee of an authorization and direction from the Beneficiary, it will, in the event of a Replacement Airframe or Replacement Engines, if any, being substituted pursuant to Section 12.01(a)(i) of the Lease, or a Replacement Engine being substituted pursuant to Section 12.02 of the Lease, subject to due compliance with the terms of Sections 12.01(d) and 12.02 of the Lease, as the case may be;

          (a) to the extent not previously accomplished by a prior authorization, authorize a representative or representatives of the Owner Trustee to accept delivery of the Replacement Airframe or Replacement Engines, if any, or the Replacement Engine;

          (b) accept from Lessee or other vendor of the Replacement Airframe or Replacement Engines, if any, or the Replacement Engine, a bill of sale or bills of sale (if tendered) and the invoice, if any, with respect to the Replacement Airframe and Replacement Engines, if any, or the Replacement Engine being furnished pursuant to Section 12.01(a)(i) or 12.02 of the Lease;

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          (c) in the case of a Replacement Airframe, make application to the FAA
(or the Aeronautical Authority of any jurisdiction other than the United States of America in which the Replacement Airframe is then registered in accordance with the terms of the Lease) for registration in the name of the Owner Trustee of the Aircraft of which such Replacement Airframe is a part;

          (d) execute and deliver a Lease Supplement covering (i) the Aircraft of which such Replacement Airframe is part of and, (ii) such Replacement Engine, as the case may be;

          (e) transfer its interest in (without recourse except as to obligations in respect of Lessor's Liens) and to the Airframe and Engines (if
any) or the Engine being replaced to or at the direction of Lessee; and

          (f) take such further action as may be contemplated by Sections 12.01(d) or 12.02 of the Lease, as the case may be.

     Section 3.04 TRUST AGREEMENT REMAINING IN FULL FORCE AND EFFECT. In the event of substitution of a Replacement Airframe for the Airframe or the substitution of a Replacement Engine for any Engine or engine all provisions of this Trust Agreement relating to such replaced Airframe or Engine or engine shall be applicable to such Replacement Airframe or Replacement Engine, with the same force and effect as if such Replacement Airframe or Replacement Engine were the same airframe or engine as the Airframe or Engine being replaced but for the Event of Loss with respect to such Airframe or Engine.

     Section 3.05 AUTHORIZATION IN RESPECT OF RETURN OF AN ENGINE. The Owner Trustee agrees for the benefit of the Beneficiary that, upon the receipt by a Responsible Officer of the Owner Trustee of an authorization and direction from the Beneficiary, it will, in the event of an engine being transferred to the Owner Trustee pursuant to Section 18.03 of the Lease, subject to due compliance with the terms of such Section 18.03:

          (a) accept from Lessee or other vendor the bill of sale contemplated by such Section 18.03 with respect to such engine being transferred to the Owner Trustee; and

          (b) transfer its right, title and interest in (without recourse or warranty except a warranty against Lessor's Liens) and to an Engine to or at the direction of Lessee as contemplated by such Section 18.03.

                                   ARTICLE IV

                            RECEIPT, DISTRIBUTION AND
                  APPLICATION OF INCOME FROM THE TRUST ESTATE.

     Section 4.01 PAYMENTS FROM TRUST ESTATE ONLY. All payments to be made by Owner Trustee under this Trust Agreement shall be made only from the income from and proceeds of the Trust Estate to the extent that Owner Trustee shall have received sufficient income or proceeds from the Trust Estate to make such payments. Beneficiary agrees that it will look solely to the income from and proceeds of the Trust Estate to the extent available for distribution to Beneficiary as provided in this Trust Agreement. Except as provided in Article VII, Beneficiary agrees that WFB is neither personally liable to Beneficiary for any amounts payable nor subject to any other liability under this Trust Agreement.

     Section 4.02 DISTRIBUTION OF PAYMENTS. (a) PAYMENTS TO THE BENEFICIARY. All payments of Basic Rent and Supplemental Rent, or other payments of any kind, received by the Owner Trustee and all property constituting the Trust Estate upon the termination of this Trust Agreement in accordance with

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the provisions of Article XII, forthwith upon receipt by Owner Trustee, shall be paid over to the Beneficiary without deduction, set-off or adjustment of any kind; PROVIDED, HOWEVER, that any payments received by the Owner Trustee from the Beneficiary with respect to Owner's Trustee's fees and disbursements, or pursuant to Article VII shall be retained by Owner Trustee and applied toward the purpose for which such payments were made.

          (b) PAYMENTS TO OWNER TRUSTEE, OTHER PARTIES. Any payment of a type referred to in Section 4.02(a) received by Owner Trustee and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made in this Trust Agreement shall be distributed forthwith upon receipt by Owner Trustee in the following order of priority:
FIRST, so much of such payment as shall be required to reimburse Owner Trustee for any expenses not otherwise reimbursed as to which Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by Owner Trustee; SECOND, so much of the remainder for which provision as to the application thereof is contained in the Lease or any of the other Operative Documents shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and THIRD, the balance, if any, shall be paid to Beneficiary.

     Section 4.03 METHOD OF PAYMENTS. Owner Trustee shall make distributions or cause distributions to be made to Beneficiary pursuant to this Article IV by transferring the amount to be distributed by wire transfer in immediately available funds on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by Owner Trustee by 12:00 noon, New York City time, and which funds Owner Trustee shall not have been reasonably able to distribute to Beneficiary on the day received) to Beneficiary's account at Citibank, N.A., ABA No. 021000089, Account Name: Mitsui & Co. (U.S.A.), Inc., Account No. 30831745, Ref: Chautauqua, or to such other account or accounts of Beneficiary as Beneficiary may designate from time to time in writing to Owner Trustee; PROVIDED, that Owner Trustee shall use reasonable efforts to invest overnight, in cash equivalents, all funds received by it at or later than 12:00 noon, New York City time, and which funds Owner Trustee shall not have been reasonably able to distribute to Beneficiary on the day received.

                                    ARTICLE V

                             DUTIES OF OWNER TRUSTEE

     Section 5.01 NOTICE OF EVENT OF DEFAULT. (a) If Owner Trustee shall have knowledge of a Default or an Event of Default, Owner Trustee shall give to Beneficiary and Lessee prompt telephonic or telecopy notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid.

          (b) Subject to the terms of Section 5.03, Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Operative Documents, with respect to such Default or Event of Default or other event as Owner Trustee shall be directed in writing by Beneficiary. For all purposes of this Trust Agreement, the Lease and the other Operative Documents, in the absence of actual knowledge of Owner Trustee, Owner Trustee shall not be deemed to have knowledge of a Default or Event of Default unless notified in writing by the Beneficiary or Lessee.

     Section 5.02 ACTION UPON INSTRUCTIONS. Subject to the terms of Sections
5.01 and 5.03, upon the written instructions at any time and from time to time of Beneficiary, Owner Trustee will take each of the following actions, not inconsistent with the provisions of the Operative Documents, as may be specified in such instructions: (a) give such notice or direction or exercise such right, remedy or power under this Trust Agreement or any of the other Operative Documents or in respect of all or any part of the Trust Estate, or take such other action, as shall be specified in such instructions (including entering into such agreements and instruments as shall be necessary under Article X); (b) take such action to preserve

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or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (c) approve as satisfactory to it all matters required by the terms of the Lease and the other Operative Documents to be satisfactory to Owner Trustee, it being understood that without written instructions of Beneficiary, Owner Trustee shall not approve any such matter as satisfactory to it; (d) subject to the rights of Lessee under the Lease, after the expiration or earlier termination of the Lease, convey all of Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or retain, lease or otherwise dispose of, or from time to time take such other action with respect to, the Aircraft on such terms as shall be designated in such instructions; and (e) take or refrain from taking such other action or actions as may be specified in such instructions. In the event that the Owner Trustee is unsure of the application of any provision of this Trust Agreement or any other agreement relating to the transactions contemplated hereby, the Owner Trustee may request and rely upon instructions of the Beneficiary.

     Section 5.03 LIMITATIONS ON DUTIES. Owner Trustee shall not be required to take any action under Section 5.01 (other than the giving of the notices referred to therein) or 5.02, other than the administrative tasks and covenants expressly undertaken by it under the Operative Documents, if Owner Trustee shall reasonably believe such action is not adequately indemnified by Beneficiary under Article VII, unless Lessee or Beneficiary agrees to furnish such additional indemnity as shall reasonably be required, in manner and form satisfactory to Owner Trustee, and, in addition, to the extent not otherwise paid (or as separately agreed in any applicable fee letter), to pay the reasonable compensation of Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by Owner Trustee in connection therewith. Owner Trustee shall not be required to take any action under Section
5.01 or 5.02 (other than the giving of the notices referred to therein) if Owner Trustee shall have been advised by counsel that such action is contrary to the terms of any of the Operative Documents or is otherwise contrary to applicable Law and Owner Trustee has delivered to Beneficiary written notice of the basis for its refusal to act.

     Section 5.04 NO DUTIES EXCEPT AS SPECIFIED; NO ACTION EXCEPT AS SPECIFIED.
(a) NO DUTIES EXCEPT AS SPECIFIED. Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate or to otherwise take or refrain from taking any action under, or in connection with, any of the Operative Documents, except as expressly required by the terms of any Operative Document, or as expressly provided by the terms hereof or in a written instruction from Beneficiary received pursuant to the terms of Section 5.01 or 5.02, and no implied duties or obligations shall be read into this Trust Agreement against Owner Trustee. WFB agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense hereunder or under the Lease), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessors Liens attributable to it in its individual capacity that it is required to discharge pursuant to Section 7.02 of the Lease and otherwise comply with the terms of said Section 7.02 binding upon it.

          (b) NO ACTION EXCEPT AS SPECIFIED. Owner Trustee shall have no power, right or authority to, and agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except (i) as expressly required by the terms of any of the Operative Documents to which it is a party, (ii) as expressly provided by the terms hereof or (iii) as expressly provided in written instructions from Beneficiary pursuant to Section 5.01 or 5.02.

     Section 5.05 SATISFACTION OF CONDITIONS PRECEDENT. Anything in this Trust Agreement to the contrary notwithstanding, Owner Trustee shall, subject to the satisfaction of Owner Trustee of the occurrence of all the applicable conditions precedent specified in Section 3.02, comply with the provisions of Section 3.01.

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     Section 5.06 FIXED INVESTMENT TRUST. Notwithstanding anything in this Trust
Agreement to the contrary, Owner Trustee shall not be authorized and shall have no power to "vary the investment" of Beneficiary within the meaning of Treasury Regulations Section 301.7701-4(c)(1), it being understood that Owner Trustee shall have the power and authority to fulfill its obligations under Section 4.03 hereof.

     Section 5.07 LIMITED PURPOSE. The Trust shall not engage in any business other than, and its purpose shall be restricted to, the ownership, leasing, operation and financing of the Aircraft, a pledge of its assets to secure indebtedness of the Lessor to the extent required in connection with any financing of the Aircraft, and any other lawful act or activity reasonably incidental thereto.

                                   ARTICLE VI

                                  OWNER TRUSTEE

     Section 6.01 ACCEPTANCE OF TRUSTS AND DUTIES. WFB accepts the trusts hereby created and agrees to perform the same as Owner Trustee but only upon the terms hereof applicable to it. Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate pursuant to the terms hereof. WFB shall not be answerable or accountable under any circumstances, except for (a) its own willful misconduct or gross negligence (including, without limitation, in connection with any activities of Owner Trustee in violation of Section 5.04(b), (b) its failure (in its individual capacity) to perform its obligations under Section 5.04(a), (c) its or Owner Trustee's failure to use ordinary care to receive or disburse funds or to comply with the first sentence of Section 6.08, (d) liabilities that may result from the inaccuracy of any representation or breach of warranty of it in its individual capacity (or from the failure by it in its individual or trust capacity to perform any covenant) in this Trust Agreement, the Lease or in any of the other Operative Documents, (e) taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by WFB in connection with the transactions contemplated by this Trust Agreement and the other Operative Documents to which it (in its individual capacity or as Owner Trustee) is a party, or (f) its or Owner Trustee's failure to use ordinary care in receiving or disbursing funds or for a breach of its obligation to invest funds pursuant to Section 4.03. WFB shall have no obligation to advance its individual funds for any purpose, and Owner Trustee shall have no obligation to distribute to Beneficiary, Lessee or any third party any amounts to be paid to Owner Trustee until such amounts are collected by Owner Trustee.

     Section 6.02 ABSENCE OF CERTAIN DUTIES. (a) Except in accordance with written instructions furnished pursuant to Section 5.01 or 5.02 and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04(a) and the last sentence of Section 9.01(b), neither Owner Trustee nor WFB shall have any duty (i) to see to any recording or filing of any Operative Document, or of any supplement to any thereof or to see to the maintenance of any such ~recording or filing or any other filing of reports with the FAA or other governmental agencies, except that of WFB to comply with the FAA reporting requirements set forth in 14 C.F.R. Section 47.45 and 14 C.F.R. Section 47.51, or any successor provisions, and that the Owner Trustee shall upon written request furnished by Lessee take such action as may be required of the Owner Trustee to maintain the registration of the Aircraft in the name of the Owner Trustee under the Federal Aviation Act or, to the extent the Aircraft is registered in a country other than the United States of America pursuant to
Section 5 of Exhibit A-2 of the Lease, other applicable law, and Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish Beneficiary with a copy of) any and all reports relating to the Aircraft that may from time to time be required by the FAA or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to Beneficiary copies of all reports and other written information that Owner Trustee receives

                                        6
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from Lessee pursuant to Articles XI and XIII of the Lease unless Beneficiary is to receive the same directly from the Lessee pursuant to the Operative Documents, (iii) except as provided in Section 5.04 or 6.01 hereof, to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to or assessed or levied against any part of the Trust Estate except as provided by Section 5.04 hereof or Section 7.02 of the Lease or (iv) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease.

          (b) Notwithstanding clause (a), Owner Trustee will furnish to the Beneficiary, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to Owner Trustee under the Lease or any other Operative Document except to the extent to which the same is to be provided directly to the Beneficiary pursuant to the Operative Documents or to which a responsible officer of Owner Trustee reasonably believes that duplicates or copies thereof have otherwise already been furnished to Beneficiary by some other person.

     Section 6.03 NO REPRESENTATIONS OR WARRANTIES AS TO CERTAIN MATTERS. NEITHER WFB NOR OWNER TRUSTEE MAKES OR SHALL BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, THE ABSENCE OF ANY STRICT LIABILITY OBLIGATION OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF WHATSOEVER, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any other Operative Agreement to which WFB, in its individual capacity or as Owner Trustee, is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein by such party as a representation by WFB, in its individual capacity or as Owner Trustee, as the case may be.

     Section 6.04 NO SEGREGATION OF MONIES; INTEREST. Monies received by Owner Trustee under this Trust Agreement need not be segregated in any manner except to the extent required by applicable Law, or except as provided in written instructions from Beneficiary, and shall be invested as provided in Section 4.03.

     Section 6.05 RELIANCE UPON CERTIFICATES, COUNSEL AND AGENTS. Owner Trustee shall incur no liability to anyone in acting in good faith in reliance upon and in accordance with any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed in this Trust Agreement, any request, direction, order or demand of Beneficiary or Lessee mentioned in this Trust Agreement or in any of the other Operative Documents shall be sufficiently evidenced by written instruments signed by the Chairman of the Board, the President, any Vice President or any other officer and in the name of Beneficiary or Lessee, as the case may be. Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board of Directors or Executive Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Trust Agreement, Owner Trustee may, absent actual knowledge to the contrary, for all purposes rely on a certificate signed by the Chairman of the Board, the President, any Vice President or any other officer of Lessee, and the Treasurer or an Assistant Treasurer or the Secretary

                                        7
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or an Assistant Secretary of Lessee, as to such fact or matter, and such certificate shall constitute full protection to Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon and in accordance therewith. In the administration of trusts under this Trust Agreement, Owner Trustee may execute any of the trusts or powers and perform its powers and duties under this Trust Agreement directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it.

     Section 6.06 NOT ACTING IN INDIVIDUAL CAPACITY. In acting under this Trust Agreement, WFB acts solely as Owner Trustee and not in its individual capacity except as otherwise expressly provided in this Trust Agreement or in the other Operative Documents to which it is a party; and, except as may be otherwise expressly provided in this Trust Agreement, all persons, other than Beneficiary as provided in this Trust Agreement, having any claim against Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except to the extent provided in
Section 6.01 or otherwise as Owner Trustee shall expressly agree otherwise in writing.

     Section 6.07 FEES; COMPENSATION. WFB and Owner Trustee acknowledge that Lessee is obligated to pay the fees and expenses of Owner Trustee pursuant to
Section 20.11 of the Lease; PROVIDED, that Owner Trustee shall have a Lien upon the Trust Estate for any such fees or expenses not paid by Lessee, and such Lien shall entitle Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement.

     Section 6.08 TAX RETURNS. Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any agreement contemplated hereby. Beneficiary shall be responsible for causing to be prepared and filed all income tax returns required to be filed by Beneficiary. If requested by Beneficiary, Owner Trustee shall prepare all income tax returns required to be filed with respect to the trust created hereby; otherwise Beneficiary shall prepare such returns and, upon delivery to it, Owner Trustee shall execute and file such returns; PROVIDED, that, if Owner Trustee has been preparing such returns, Owner Trustee shall send promptly a completed copy of such return to Beneficiary not more than sixty (60) nor less than fifteen (15) days prior to the due date of the return; PROVIDED, that Owner Trustee shall have timely received all necessary information to complete and deliver to Beneficiary such return. Beneficiary, upon request, will furnish Owner Trustee with all such information as may be reasonably required from Beneficiary in connection with the preparation of such income tax returns. Owner Trustee shall keep copies of all returns delivered to or filed by it.

     Section 6.09 REPRESENTATIONS AND COVENANTS OF OWNER TRUSTEE AND WFB. (a) WFB represents and warrants to the Beneficiary that it is on the date hereof a Citizen of the United States.

          (b) WFB covenants and agrees for the benefit of the Beneficiary (i) that it shall not cause or permit to exist a Lien (other than in favor of any Financing Party) attributable to or caused by it with respect to the Aircraft or any other portion of the Trust Estate, (ii) that it will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien attributable to or caused by it with respect to the Aircraft or any other portion of the Trust Estate and (iii) to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from such Liens attributable to or caused by it.

          (c) Each of WFB (in its individual capacity) and the Owner Trustee, as applicable, represents and warrants for the benefit of the Beneficiary that:

               (i) WFB is a national banking association duly organized and existing under the laws of the United States of America and has the power and authority to carry on its business

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     as presently conducted and to perform its obligations as lessor under this
     Trust Agreement and the other Operative Documents to which it is a party, whether in its individual capacity or as Owner Trustee;

               (ii) this Trust Agreement has and the other Operative Documents to which it is a party, whether in its individual capacity or as Owner Trustee (collectively, the "OWNER TRUSTEE DOCUMENTS"), have been duly authorized by all necessary trust action on the part of WFB and none of such agreements requires any approval of the shareholders of WFB (or if such approval is required, such approval has been obtained) and neither the execution and delivery hereof and thereof nor the consummation of the transactions contemplated hereby and thereby nor compliance by WFB, whether in its individual capacity or as Owner Trustee, with any of the terms and provisions hereof and thereof will contravene any Utah law or federal law governing the banking and trust powers of WFB, whether in its individual capacity or as Owner Trustee, or result in any breach of, or constitute any default under, or result in the creation of any Lien, charge or encumbrance upon any property of WFB under any creditor agreement or instrument, charter or by-law or other agreement or instrument to which WFB, whether in its individual capacity or as Owner Trustee, is a party or by which WFB, whether in its individual capacity or as Owner Trustee, or its properties or assets are bound or affected;

               (iii) WFB, whether in its individual capacity or as Owner Trustee, has or will, prior to the Delivery Date have, received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery or performance of this Trust Agreement and the other Owner Trustee Documents (including all monetary and other obligations hereunder) that is required for WFB, whether in its individual capacity or as Owner Trustee, to execute and deliver this Trust Agreement and the other Owner Trustee Documents and each such consent, approval or authorization and notice is valid and effective and has not been revoked;

               (iv) this Trust Agreement has been, and the other Owner Trustee Documents have been, duly executed and delivered by WFB, whether in its individual capacity or as Owner Trustee, and this Trust Agreement does, and the other Owner Trustee Documents do, constitute legal, valid and binding obligations of WFB, whether in its individual capacity or as Owner Trustee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose;

               (v) there are no suits or proceedings pending or, to the knowledge of WFB, threatened in any court or before any regulatory commission, board or other Governmental Entity against or affecting WFB, whether in its individual capacity or as Owner Trustee, that may, either individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of WFB, whether in its individual capacity or as Owner Trustee, to perform its obligations under this Trust Agreement and the other Owner Trustee Documents;

               (vi) on the Delivery Date, there are no Lessor's Liens attributable to WFB, either in its individual capacity or as Owner Trustee, in respect of all or any part of the Aircraft or the Trust Estate.

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                                   ARTICLE VII

                      INDEMNIFICATION OF WFB BY BENEFICIARY

     Beneficiary hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless, WFB and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by WFB on or measured by any compensation received by WFB for its services under this Trust Agreement), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, but excluding internal costs and expenses such as salaries and overhead, and including, without limitation, any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever, which may be imposed on, incurred by or asserted against WFB (whether or not also indemnified against by Lessee under the Lease or also indemnified against by any other Person, in any way relating to or arising out of this Trust Agreement or any of the other Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of Owner Trustee, under this Trust Agreement, except
(a) in the case of gross negligence or willful misconduct on the part of WFB, in its individual capacity or as Owner Trustee, in the performance or nonperformance of its duties under this Trust Agreement or under any of the other Operative Documents or (b) those claims resulting from the inaccuracy of any representation or warranty of WFB (or from the failure of WFB to perform any of its covenants) in Section 5.02 of the Lease or elsewhere in any of the Operative Documents or (c) as may result from a breach by WFB of its covenant in the last sentence of Section 5.04(a) hereof or (d) in the case of the failure to use ordinary care on the part of WFB, in its individual capacity or as Owner Trustee, in the receipt or disbursement of funds or in connection with its obligation to invest funds pursuant to Section 4.08 of the Lease or Section 4.03 hereof or in compliance with the provisions of the first sentence of Section
6.08 or (e) those claims arising under any circumstances or upon any terms where Lessee would not have been required to indemnify WFB pursuant to Article XIV or XV of the Lease disregarding for purposes of this paragraph Sections 14.07(d) and (e) and Section 15.03(a) thereof, PROVIDED, that before asserting its right to indemnification, if any, pursuant to this Article VII, WFB shall first demand its corresponding right to indemnification pursuant to Article XIV or XV of the Lease (but need not exhaust any or all remedies available thereunder); PROVIDED, that Beneficiary shall be subrogated to the rights of Owner Trustee against Lessee or any other indemnitor. The indemnities contained in this Article VII extend to WFB only in its individual capacity and shall not be construed as indemnities of the Trust Estate (except to the extent, if any, that WFB has been reimbursed by the Trust Estate for amounts covered by the indemnities contained in this Article VII). The indemnities contained in this Article VII shall survive the termination of this Trust Agreement. In addition, if necessary, WFB shall be entitled to indemnification from the Trust Estate for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Article VII to the extent not reimbursed by Lessee, Beneficiary or others, but without releasing any of them from their respective agreements of reimbursement; and, to secure the same WFB shall have a lien on the Trust Estate, subject to the provisions of Section 6.07, which shall be prior to any interest therein of Beneficiary. The payor of any indemnity under this Article VII shall be subrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid.

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                                  ARTICLE VIII

                       TRANSFER OF BENEFICIARY'S INTEREST

     Section 8.01 TRANSFER OF INTEREST. The Beneficiary shall have the right to sell, lease, assign or otherwise transfer or dispose of all or any part of its interest in the Trust Estate or this Trust Agreement shall be governed by and subject to the terms of Section 10(b)(vi) of the Purchase Agreement.

                                   ARTICLE IX

                      SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

     Section 9.01 RESIGNATION OF OWNER TRUSTEE; APPOINTMENT OF SUCCESSOR. (a) RESIGNATION OR REMOVAL. Owner Trustee or any successor Owner Trustee (a) shall resign upon obtaining actual knowledge of any facts that would cast doubt upon its continuing status as a Citizen and (b) may resign at any time without cause by giving at least 60 days' prior written notice to Beneficiary and Lessee, such resignation to be effective upon the assumption of the trusts hereunder by the successor Owner Trustee under Section 9.01(b). In addition, Beneficiary may at any time remove Owner Trustee, but only for cause, by a notice in writing delivered to Owner Trustee, such removal to be effective upon the assumption of the trusts hereunder by the successor Owner Trustee under Section 9.01(b). In the case of the resignation or removal of Owner Trustee, Beneficiary may appoint a successor Owner Trustee by an instrument signed by Beneficiary. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, Owner Trustee or the Beneficiary may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) EXECUTION AND DELIVERY OF DOCUMENTS, ETC. Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee, with a copy to Beneficiary, an instrument accepting such appointment and assuming the obligations of Owner Trustee, in its individual capacity and as Owner Trustee, hereunder and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts under this Trust Agreement with like effect as if originally named Owner Trustee in this Trust Agreement; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee under this Section 9.01, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the FAA, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) QUALIFICATIONS. Any successor Owner Trustee, however appointed, shall be a Citizen of the United States, shall be qualified to act as a trustee in Utah (if the trust created hereby is to remain in such state) and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $100,000,000, if there be such

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an institution willing, able and legally qualified to perform the duties of
Owner Trustee under this Trust Agreement upon reasonable or customary terms.

          (d) MERGER, ETC. Any corporation into which WFB may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which WFB shall be a party, or any corporation to which substantially all the corporate trust business of WFB may be transferred, shall, subject to the terms of Section 9.01(c), be Owner Trustee under this Trust Agreement without further act.

     Section 9.02 CO-TRUSTEES AND SEPARATE TRUSTEES. (a) If at any time it shall be necessary or prudent in order to conform to any applicable Law of any jurisdiction in which all or any part of the Trust Estate is located, or Owner Trustee being advised by counsel shall determine that it is so necessary or prudent in the interest of Beneficiary or Owner Trustee, or Owner Trustee shall have been directed to do so by Beneficiary, Owner Trustee and Beneficiary shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any or all of which shall be a Citizen of the United States) approved by Owner Trustee and Beneficiary, either to act as co-trustee, jointly with Owner Trustee, or to act as separate trustee under this Trust Agreement (any such co-trustee or separate trustee being herein sometimes referred to as an "ADDITIONAL TRUSTEE"). In the event Beneficiary shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from Owner Trustee to do so, or in case an Event of Default shall occur and be continuing, Owner Trustee may act under the foregoing provisions of this Section 9.02 without the concurrence of Beneficiary; and Beneficiary hereby appoints Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section
9.02 in either of such contingencies.

          (b) Every additional trustee under this Trust Agreement shall, to the extent permitted by law, be appointed and act, and Owner Trustee and its successors shall act, subject to the following provisions and conditions:

               (i) All powers, duties, obligations and rights conferred upon Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered under this Trust Agreement shall be exercised solely by Owner Trustee;

               (ii) All other rights, powers, duties and obligations conferred or imposed upon Owner Trustee shall be conferred or imposed upon and exercised or performed by Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

               (iii) No power given to, or that it is provided hereby may be exercised by, any such additional trustee shall be exercised under this Trust Agreement by such additional trustee, except jointly with, or with the consent in writing of, Owner Trustee;

               (iv) No trustee under this Trust Agreement shall be personally liable by reason of any action or omission of any other trustee under this Trust Agreement; and

               (v) Beneficiary, at any time, by an instrument in writing may remove any such additional trustee. In the event that Beneficiary shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from Owner Trustee to do so,

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     Owner Trustee shall have the power to remove any such additional trustee without the concurrence of Beneficiary; and Beneficiary hereby appoints Owner Trustee its agent and attorney-in-fact to act for it in such connection in such contingency.

          (c) In case any separate trustee under this Section 9.02 shall die, become incapable of acting, resign or be removed or any part thereof, the title to the Trust Estate and all rights and duties of such separate trustee shall, so far as permitted by law, vest in and be exercised by Owner Trustee, without the appointment of a successor to such separate trustee.

                                    ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS TO
                       TRUST AGREEMENT AND OTHER DOCUMENTS

     Section 10.01 SUPPLEMENTS AND AMENDMENTS AND DELIVERY THEREOF. This Trust Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by Owner Trustee and Beneficiary. Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Owner Trustee Document that it is requested in writing to execute by Beneficiary, except that Owner Trustee shall not execute any such amendment, supplement or other modification that, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained; and PROVIDED, that, without the prior written consent of Beneficiary, (i) no such supplement, amendment or modification shall
(A) modify any of the provisions of Article IV or this Section 10.01, (B) reduce, modify or amend any indemnities in favor of Beneficiary as set forth in
Article XIV or XV of the Lease, (C) reduce the amount or extend the time of payment of Basic Rent, Supplemental Rent, or Stipulated Loss Value as set forth in the Lease or (D) modify any of the rights of Beneficiary under the Operative Documents and (ii) no such supplement, amendment or modification shall require Beneficiary to invest or advance funds or shall entail any additional personal liability or the surrender of any indemnification, claim or individual right on the part of Beneficiary with respect to any agreement or obligation.

     Section 10.02 DISCRETION AS TO EXECUTION OF DOCUMENTS. Prior to executing any document required to be executed by it pursuant to the terms of Section 10.01, Owner Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized under this Trust Agreement. If in the opinion of Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of Owner Trustee under this Trust Agreement or under any other Owner Trustee Document, Owner Trustee may in its discretion decline to execute such document unless Owner Trustee is furnished with indemnification from Lessee or any other party upon terms and in amounts reasonably satisfactory to Owner Trustee to protect the Trust Estate, Owner Trustee and WFB against any and all liabilities, costs and expenses arising out of the execution of such documents.

     Section 10.03 ABSENCE OF REQUIREMENTS AS TO FORM. It shall not be necessary for any written request furnished pursuant to Section 10.01 to specify the particular form of the proposed documents to be executed pursuant to such
Section 10.01, but it shall be sufficient if such request shall indicate the substance thereof.

     Section 10.04 DISTRIBUTION OF DOCUMENTS. Promptly after the execution by Owner Trustee of any document entered into pursuant to Section 10.01, Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to Beneficiary, but the failure of Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.

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     Section 10.05 NO REQUEST NEEDED AS TO LEASE SUPPLEMENT. No written request pursuant to Section 10.01 shall be required to enable Owner Trustee to enter into, pursuant to Section 3.01 and the Lease, as the case may be, the Lease Supplement with Lessee.

                                   ARTICLE XI

                               CERTAIN LIMITATIONS

     Section 11.01 LIMITATIONS ON CONTROL. Notwithstanding any other provision of the Trust Agreement, but subject to other provisions of this Article XI, from and after the Delivery Date and until termination of this Trust Agreement, (i) the Beneficiary shall not, except as otherwise provided in Section 5, have any voting rights or other rights to direct Owner Trustee hereunder (collectively "CONTROL RIGHTS") and (ii) Owner Trustee shall have absolute and complete discretion in all matters as to which the Beneficiary otherwise would have had any Control Rights, but for the provisions of this Article XI. Such discretion
(i) is in addition to the discretion given to Owner Trustee under the other Articles of this Trust Agreement and (ii) is expressly limited to the Control Rights that, but for the provisions of this Article XI, would be held or exercisable by the Beneficiary, and does not extend to any other rights, powers or privileges in respect of the beneficial interest of the Beneficiary in the Trust Estate.

     Section 11.02 DISCRETION AND ACTIONS OF OWNER TRUSTEE. (a) In exercising its discretion under this Article XI, Owner Trustee shall exercise its best judgment and shall not be liable for any action taken or omitted hereunder, except for its gross negligence or willful misconduct, and shall exercise the Control Rights in connection with all matters involving the ownership and operation of the Aircraft by Owner Trustee. Owner Trustee shall not be required, and shall have no duty or obligation, to exercise Control Rights in respect of any other matters.

          (b) In exercise or administration of the power or duties created under this Article XI, Owner Trustee may act directly or through any agents or attorneys and may, at the cost and expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and retained by it, and Owner Trustee shall not be liable for anything done, suffered or omitted in good faith in accordance with the advice or opinion of any such counsel, accountants or other skilled persons and Owner Trustee shall not be liable for the negligence of any such counsel, accountants or other skilled persons.

          (c) Notwithstanding any other provision hereof, in exercising any Control Rights pursuant to this Article XI in connection with all matters involving the ownership or operation of the Aircraft by Owner Trustee, Owner Trustee shall be free of any kind of control by the Beneficiary and shall exercise the Control Rights as it in its discretion shall deem necessary to protect the interests of the United States, notwithstanding any countervailing interests of any foreign power which, or whose citizens may, have a direct or indirect interest in the Beneficiary and any such action by Owner Trustee shall not be considered malfeasance or in breach of any obligation which Owner Trustee might otherwise have to the Beneficiary. In exercising any Control Rights pursuant to this Article XI in connection with any other matters which may arise not relating to the ownership and operation of the Aircraft, Owner Trustee shall be permitted, but shall be under no duty, to seek the advice of the Beneficiary before exercising any Control Rights. Owner Trustee, promptly after each exercise of any Control Rights hereunder, shall notify the Beneficiary of the exercise thereof.

          (d) Without the prior written consent of the Beneficiary, the Owner Trustee agrees in its individual capacity that it shall not (i) dissolve or amend the Trust Agreement, (ii) sell, mortgage, pledge or otherwise dispose of all or a substantial part of the Trust Estate, including the Aircraft or the Lease, (iii) transfer any portion of the Beneficiary's beneficial interest in the Trust Estate to any other person, or (iv) amend any Owner Trustee Document.

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          (e) Notwithstanding anything contained in this Trust Agreement, the
Owner Trustee and Beneficiary hereby agree that if Persons who are neither U.S. citizens nor resident aliens have the power to direct or remove the Owner Trustee, either directly or indirectly through the control of another Person, those Persons together shall not have more than twenty-five percent (25%) of the aggregate power to direct or remove the Owner Trustee. Nothing in this clause
(e) shall be construed to prevent those Persons from having more than twenty-five percent (25%) of the beneficial interest in the Trust Estate.

     Section 11.03 PAYMENTS. Notwithstanding any other provision of this Article XI, the Beneficiary and not Owner Trustee shall be entitled to receive from Owner Trustee or otherwise all Basic Rent and Supplemental Rent and other payments of whatsoever kind and nature payable to the Beneficiary pursuant to this Trust Agreement or any Owner Trustee Document in the same manner as if the Control Rights had not been transferred to Owner Trustee and held in trust hereunder.

     Section 11.04 OWNER TRUSTEE ACTS AS TRUSTEE. Notwithstanding any other provision of this Trust Agreement, in exercising any Control Rights pursuant to this Article XI, Owner Trustee acts solely as trustee and not in its individual capacity, and except as may be otherwise expressly provided in Section 11.02, all persons having any claim against the Owner Trustee in its individual capacity or as Owner Trustee by reason of the transactions contemplated by this
Article XI shall not have any recourse to the Trustee in its individual capacity.

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.01 TERMINATION OF TRUST AGREEMENT. This Trust Agreement and the trusts created hereby shall terminate and this Trust Agreement shall be of no further force or effect upon the earliest of (a) the sale or other final disposition by Owner Trustee of all property constituting part of the Trust Estate and the final distribution by Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with
Article IV; PROVIDED, that at such time Lessee shall have fully complied with all of the terms of the Lease; or (b) the date that is ninety (90) years following the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trusts created hereby shall be or become authorized under applicable Law to be valid for a period commencing on such date (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trusts created hereby for a period in gross exceeding the period for which this Trust Agreement and the trusts created hereby are herein above stated to extend and be valid), then this Trust Agreement and the trusts created hereby shall not terminate under this clause (b) but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable Law, until the day preceding such date as the same shall, under applicable Law, cease to be valid; otherwise this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof. Except as expressly set forth in Section 12.02, this Trust Agreement and the trusts created hereby may not be revoked by Beneficiary.

     Section 12.02 TERMINATION AT OPTION OF BENEFICIARY. Notwithstanding Section 12.01, this Agreement and trust created hereby shall terminate and the Trust Estate shall be distributed to Beneficiary, and this Trust Agreement shall be of no further force and effect, upon the election of Beneficiary by notice to Owner Trustee, if such notice shall be accompanied by the written agreement (in form and substance satisfactory to Owner Trustee) of Beneficiary assuming all obligations of Owner Trustee under or contemplated by the Operative Documents or incurred by it as trustee hereunder and releasing Owner Trustee therefrom.

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     Section 12.03 BENEFICIARY HAS NO LEGAL TITLE IN TRUST ESTATE. No
Beneficiary shall have legal title to any part of the Trust Estate. No transfer, by operation of applicable Law or otherwise, of any right, title and interest of Beneficiary in and to the Trust Estate under this Trust Agreement shall operate to terminate this Trust Agreement or the trusts under this Trust Agreement or entitle any successors or transferees of Beneficiary to an accounting or to the transfer of legal title to any part of the Trust Estate.

     Section 12.04 ASSIGNMENT, SALE, ETC., OF AIRCRAFT. Any assignment, sale, transfer or other conveyance of the Aircraft by Owner Trustee made pursuant to the terms of this Trust Agreement or of the Lease or any other Operative Document shall bind Beneficiary and shall be effective to transfer or convey all right, title and interest of Owner Trustee and Beneficiary in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by Owner Trustee.

     Section 12.05 TRUST AGREEMENT FOR BENEFIT OF CERTAIN PARTIES ONLY. Except as otherwise provided in Sections 4.01, 4.02, 5.01, 6.07, 10.01, 11.01, 11.02,
12.01, 12.02 and 12.04 and Articles V, VIII and IX, nothing in this Trust Agreement, whether express or implied, shall be construed to give any person other than Owner Trustee and Beneficiary any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; and this Trust Agreement shall be held to be for the sole and exclusive benefit of Owner Trustee, WFB and Beneficiary.

     Section 12.06 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be given in the manner set forth in Section 12(a) of the Purchase Agreement.

     Section 12.07 SEVERABILITY. If any provision of this Trust Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. If, however, any law pursuant to which such provisions are held invalid, illegal or unenforceable may be waived, such law is hereby waived by the parties hereto to the full extent permitted, to the end that this Trust Agreement shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

     Section 12.08 WAIVERS, ETC. No term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     Section 12.09 COUNTERPARTS. This Trust Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

     Section 12.10 BINDING EFFECT, ETC. All covenants and agreements contained in this Trust Agreement shall be binding upon, and inure to the benefit of, WFB, Owner Trustee and their respective successors and assigns, and Beneficiary and its successors and, to the extent permitted by Article VIII, assigns. Any request, notice, direction, consent, waiver or other instrument or action by Beneficiary shall bind its successors and assigns.

     Section 12.11 HEADINGS; REFERENCES. The headings and the table of contents used in this Trust Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Trust Agreement.

     Section 12.12 GOVERNING LAW. THIS TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF UTAH, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

     Section 12.13 ADMINISTRATION OF TRUST. The principal place of administration of the trust created by this Trust Agreement shall be in the State of Utah.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement [N288SK] to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     MITSUI & CO. (U.S.A.), INC.

                                     By /s/ Kazuki Okamura
                                       -----------------------------------------
                                       Name:  Kazuki Okamura
                                       Title: General Manager

                                     WELLS FARGO BANK NORTHWEST, NATIONAL
                                     ASSOCIATION

                                     By /s/ Brett R. King
                                       -----------------------------------------
                                       Name:  Brett R. King
                                       Title: Vice President

NOTE TO EXHIBIT 10.39

The two additional Trust Agreements are substantially identical in all material respects to the filed Trust Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N286SK                                           June, 2001                Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------
N287SK                                           June, 2001                Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------

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